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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) November 22, 2000
                                                         -------------------

ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2000 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2000-3)

                   ABN AMRO Mortgage Corporation Series 2000-3
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          333-85443-05                                 363886007
-----------------------------------       --------------------------------------
    (Commission File Number)               (I.R.S. Employer Identification No.)



         181 West Madison Street
         Chicago, Illinois                                        60602
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         (Address of Principal Executive Offices)               (Zip Code)


                                  248-643-2530
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Description of the Certificates and the Mortgage Pool.

         On November 28, 2000, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2000-3 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of November 1, 2000, among ABN AMRO Mortgage Corporation, as depositor (the "Depositor"), ABN AMRO Mortgage Group, Inc., as servicer and The Chase Manhattan Bank, as trustee. The Certificates consist of twenty-nine classes identified as the "Class IA-1 Certificates", the "Class IA-2 Certificates", the "Class IA-3 Certificates", the "Class IA-4 Certificates", the "Class IA-5 Certificates", the "Class IA-6 Certificates", the "Class IA-7 Certificates", the "Class IA-8 Certificates", the "Class IA-X Certificates", the "Class IA-P Certificates", the "Class IIA-1 Certificates", the "Class IIA-2 Certificates", the "Class IIA-3 Certificates", the "Class IIA-4 Certificates", the "Class IIA-5 Certificates", the "Class IIA-6 Certificates", the "Class IIA-7 Certificates", the "Class IIA-8 Certificates", the "Class IIA-9 Certificates", the "Class IIA-10 Certificates", the "Class IIA-11 Certificates", the "Class IIA-X Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to four-unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on November 1, 2000 (the "Cut-off Date"), an aggregate principal balance of approximately $429,936,135 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from
(i) ABN AMRO Mortgage Group, Inc. ("AAMGI") pursuant to a Mortgage Loan Purchase Agreement (the "AAMGI Mortgage Loan Purchase Agreement") dated November 28, 2000, attached hereto as Exhibit 4.2, between AAMGI as seller and the Depositor as purchaser, and (ii) Standard Federal Bank, a federal savings bank ("SFB") pursuant to a Mortgage Loan Purchase Agreement (the "SFB Mortgage Loan Purchase Agreement," and together with the AAMGI Mortgage Loan Purchase Agreement, the "Purchase Agreements") dated November 28, 2000, attached hereto as Exhibit 4.3, between SFB as seller and the Depositor as purchaser. The Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IA-7, Class IA-8, Class IA-X, Class IA-P, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIA-7, Class IIA-8, Class IIA-9, Class IIA-10, Class IIA-11, Class IIA-X, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated October 12, 1999, and a Prospectus Supplement, dated November 22, 2000, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated March 19, 1999, attached hereto as Exhibit 1.1, among the Depositor, Standard Federal Bancorporation, Inc. ("Standard Federal Bancorporation"), Lehman Brothers Inc. ("Lehman Brothers") and ABN AMRO Incorporated ("AAI") (Lehman Brothers and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated November 22, 2000, attached hereto as
Exhibit 1.2, among the Depositor, Standard Federal Bancorporation and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to Lehman Brothers as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated November 28, 2000, among the Depositor, Standard Federal Bancorporation and the Initial Purchaser.

         Each Class of Certificates will have an approximate initial certificate principal balance ("Certificate Balance") or a certificate notional balance ("Notional Amount"). The Class IA-1 Certificates have an approximate initial aggregate Certificate Balance of $20,000,000. The Class IA-2 Certificates have an approximate initial aggregate Certificate Balance of $89,200,000. The Class IA-3 Certificates have an approximate initial aggregate Certificate Balance of $27,260,000. The Class IA-4 Certificates have an approximate initial aggregate Certificate Balance of $940,000. The Class IA-5 Certificates have an approximate initial aggregate Certificate Balance of $15,187,000. The Class IA-6 Certificates have an approximate initial aggregate Certificate Balance of $35,000,000. The Class IA-7 Certificates have an approximate initial aggregate Certificate Balance of $9,300,000. The Class IA-8 Certificates have an approximate initial aggregate Certificate Balance of $13,950,000. The Class IA-X Certificates have an approximate initial aggregate Notional Amount of $6,049,629. The Class IA-P Certificates have an approximate initial aggregate Certificate Balance of $1,258,792. The Class IIA-1 Certificates have an approximate initial aggregate Certificate Balance of $46,800,000. The Class IIA-2 Certificates have an approximate initial aggregate



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Certificate Balance of $23,019,000. The Class IIA-3 Certificates have an approximate initial aggregate Certificate Balance of $11,050,000. The Class IIA-4 Certificates have an approximate initial aggregate Notional Amount of $8,295,768. The Class IIA-5 Certificates have an approximate initial aggregate Notional Amount of $3,171,875. The Class IIA-6 Certificates have an approximate initial aggregate Certificate Balance of $25,300,000. The Class IIA-7 Certificates have an approximate initial aggregate Certificate Balance of $10,500,000. The Class IIA-8 Certificates have an approximate initial aggregate Certificate Balance of $40,316,795. The Class IIA-9 Certificates have an approximate initial aggregate Certificate Balance of $3,250,000. The Class IIA-10 Certificates have an approximate initial aggregate Certificate Balance of $2,156,000. The Class IIA-11 Certificates have an approximate initial aggregate Certificate Balance of $40,400,000. The Class IIA-X Certificates have an approximate initial aggregate Notional Amount of $2,601,275. The Class M Certificates have an approximate initial aggregate Certificate Balance of $7,093,000. The Class B-1 Certificates have an approximate initial aggregate Certificate Balance of $3,224,000. The Class B-2 Certificates have an approximate initial aggregate Certificate Balance of $1,719,000. The Class B-3 Certificates have an approximate initial aggregate Certificate Balance of $1,289,000. The Class B-4 Certificates have an approximate initial aggregate Certificate Balance of $859,000. The Class B-5 Certificates have an approximate initial aggregate Certificate Balance of $864,448. The Class R Certificate has an initial Certificate Principal Balance of $100.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------
1.1               Underwriting Agreement, dated as of March 19, 1999, among
                  ABN AMRO Mortgage Corporation, Standard Federal
                  Bancorporation, Inc., ABN AMRO Incorporated and Lehman
                  Brothers Inc.

1.2               Terms Agreement, dated November 22, 2000, among ABN AMRO
                  Mortgage Corporation, Standard Federal Bancorporation, Inc.,
                  ABN AMRO Incorporated and Lehman Brothers Inc.

4.1               Pooling and Servicing Agreement, dated as of November 1,
                  2000, among ABN AMRO Mortgage Corporation as depositor, ABN
                  AMRO Mortgage Group, Inc. as servicer, and Chase Bank of
                  Texas, National Association as trustee.

4.2               Mortgage Loan Purchase Agreement, dated as of November 28,
                  2000, between ABN AMRO Mortgage Group, Inc. as seller and
                  ABN AMRO Mortgage Corporation as purchaser.

4.3               Mortgage Loan Purchase Agreement, dated as of November 28,
                  2000 between Standard Federal Bank as seller and ABN AMRO
                  Mortgage Corporation as purchaser.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ABN AMRO MORTGAGE CORPORATION

                                                        (Registrant)




Dated: December 4, 2000                 By:   /s/   Maria Fregosi
                                            -----------------------------------
                                                    Name:     Maria Fregosi
                                                    Title:    Vice-President






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                                INDEX TO EXHIBITS

EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------
1.1               Underwriting Agreement, dated as of March 19, 1999, among ABN
                  AMRO Mortgage Corporation, Standard Federal Bancorporation,
                  Inc., ABN AMRO Incorporated and Lehman Brothers Inc.
                  (Incorporated by reference to Exhibit 1.1 to ABN AMRO Mortgage
                  Corporation's 8-K filed May 6, 1999 with respect to the ABN
                  AMRO Mortgage Pass-Through Certificates Series 1999-3.)

1.2               Terms Agreement, dated November 22, 2000, among ABN AMRO
                  Mortgage Corporation, Standard Federal Bancorporation, Inc.,
                  ABN AMRO Incorporated and Lehman Brothers Inc.

4.1               Pooling and Servicing Agreement, dated as of November 1,
                  2000, among ABN AMRO Mortgage Corporation as depositor, ABN
                  AMRO Mortgage Group, Inc. as servicer, and Chase Bank of
                  Texas, National Association as trustee.

4.2               Mortgage Loan Purchase Agreement, dated as of November 28,
                  2000, between ABN AMRO Mortgage Group, Inc. as seller and
                  ABN AMRO Mortgage Corporation as purchaser.

4.3               Mortgage Loan Purchase Agreement, dated as of November 28,
                  2000, between Standard Federal Bank as seller and ABN AMRO
                  Mortgage Corporation as purchaser.


                            STATEMENT OF DIFFERENCES
                            ------------------------

The section symbol shall be expressed as.................................. 'SS'
The dagger symbol shall be expressed as................................... 'D'